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                                                                   EXHIBIT 10.19

                   LOAN ASSUMPTION AND MODIFICATION AGREEMENT


This Agreement, dated as of January 10, 2002, is entered into by and between BNY WESTERN TRUST COMPANY AS TRUSTEE FOR WASHINGTON CAPITAL JOINT MASTER TRUST MORTGAGE INCOME FUND ("Lender"), DIVERSIFIED EASTGATE VENTURE, an Illinois general partnership ("Borrower"), and ILLUMINA, INC., a Delaware corporation ("Assuming Party"), with reference to the following facts:

A. Borrower has signed, and is obligated to Lender under, the following documents, all of which are dated as of September 26, 2000, unless otherwise noted:

        1.   A Construction Loan Agreement (the "Loan Agreement");

        2. A Promissory Note (the "Note") in the original principal amount of Twenty Four Million Dollars ($24,000,000.00), payable to Lender, evidencing a loan (the "Loan") in the same principal amount;

        3. A Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing (the "Deed of Trust") dated September 27, 2000, which secures the Note and other obligations of Borrower, which was recorded on September 27, 2000, as Document No. 2000-0516004, in the records of the County Recorder of San Diego County, California. The land, improvements and other real property which are subject to the Deed of Trust are hereinafter defined as the "Property";

        4. A UCC-1 financing statement filed with the California Secretary of State on October 2, 2000, as file no. 0027760702 (the "Existing UCC-1 Financing Statement");

        5. An Assignment of Leases and Rents dated September 27, 2000 (the "Assignment of Leases and Rents");

        6. An Environmental Indemnity Agreement (the "Existing Environmental Indemnity Agreement");

        7.   An Assignment of Construction Agreements;

        8.   An Assignment of Architectural Agreements and Plans and
             Specifications;

        9.   An Assignment of Licenses, Permits and Contracts;

        10. A Tenant Improvement and Leasing Commission Reserve Agreement (the "Existing TILC Reserve Agreement");

        11. A Replacement Reserve Agreement (the "Existing Replacement Reserve Agreement"); and


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        12.    That certain modification to the Loan Documents dated September
               27, 2001, modifying the terms of the Loan by, among other things, increasing the maximum amount thereof to Twenty Six Million Dollars ($26,000,000.00).

        The above documents, including any modifications and amendments thereto, together with this Agreement are hereinafter collectively defined as the "Loan Documents."

B. The outstanding disbursed principal balance under the Note is Twenty Six Million Dollars ($26,000,000.00) and accrued interest on the Note is paid to January 1, 2002.

C. Borrower has sold and conveyed the Property to Assuming Party, or is about to sell and convey the Property to Assuming Party.

NOW, THEREFORE, FOR VALUABLE CONSIDERATION, including, without limitation, the mutual covenants and promises contained herein, the parties agree as follows:

1. INCORPORATION. The foregoing recitals are incorporated by this reference.

2. CONDITIONS PRECEDENT. Satisfaction, in the sole discretion of Lender, of each of the following is a condition precedent to Lender's obligations under this Agreement, (which satisfaction shall be evidenced by the recordation of the short form of this Agreement referred to below):

        2.1 Receipt and approval by Lender of a title insurance policy issued by Chicago Title Insurance Company ("Title Company"), without any exception to fee title other than those expressly approved by Lender in writing, insuring Lender that the priority and validity of the Deed of Trust has not been and will not be impaired by this Agreement or the transactions contemplated hereby;

        2.2 Receipt and approval by Lender of: (i) the executed original of this Agreement; (ii) a short form of this Agreement in form proper for recording; (iii) an Environmental Indemnity Agreement,
               (iv) Tenant Improvement and Leasing Reserve Agreement, (v) a Replacement Reserve Agreement, and (vi) any other documents and agreements which are required pursuant to this Agreement or which Lender requests;

        2.3 Recordation in the Official Records of the County where the Property is located of the short form of this Agreement, together with such other documents and agreements, if any, required by this Agreement to be recorded;

        2.4 Filing with the Delaware Secretary of State of a UCC Financing Statement (and such other filing offices as Lender requires), covering the collateral described in the Existing UCC-1 Financing Statement, which Financing Statement(s) Assuming Party hereby authorizes Lender to file;

        2.5 Assuming Party's reimbursement to Lender of Lender's costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, recording fees,


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               attorneys' fees, appraisal, engineers' and inspection fees and documentation costs and charges, whether such services are furnished by Lender's employees or agents or independent contractors;

        2.6 The representations and warranties contained in this Agreement are true and correct as of the date on which the other conditions precedent defined above are satisfied;

        2.7 Receipt of by Lender of an opinion of counsel to Assuming Party, in form and content and covering such matters as Lender may require; and

        2.8    Such other matters as Lender may require.

3.      MODIFICATION OF LOAN DOCUMENTS.

        3.1 The second paragraph on page 1 of the Deed of Trust is hereby amended and restated in its entirety to provide as follows:

               "Borrower, by its promissory note dated September 26, 2000, given to Lender, is indebted to Lender in the principal sum of Twenty-Four Million Dollars ($24,000,000.00), in lawful money of the United States of America (the note, together with all extensions, renewals, modifications, consolidations, substitutions, replacements, restatements and increases thereof, including but not limited to that certain modification dated September 27, 2001, which, among other things, increases the maximum amount thereof to Twenty Six Million Dollars ($26,000,000.00), shall collectively be referred to as the "Note"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note."

        3.2 Section 1 of the Assignment of Leases and Rents is hereby amended and restated in its entirety to provide as follows:

               "Security. This Assignment is made in consideration of that certain mortgage loan made by Assignor to Assignee, as evidenced by that certain note made by Assignor to Assignee, dated September 26, 2000, in the principal sum of Twenty-Four Million Dollars ($24,000,000.00) (together with all extensions, renewals, modifications, consolidations, substitutions, replacements, restatements and increases thereof, including but not limited to that certain modification dated September 27, 2001, which, among other things, increases the maximum amount thereof to Twenty Six Million Dollars ($26,000,000.00), collectively be referred to the `Note'), and secured by that certain Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing given by Assignor to Assignee, dated the date hereof, covering the Property and intended to be duly recorded (the `Deed of Trust'). The principal sum, interest and all other sums due and payable under the Note, the Deed of Trust and the Other Security Documents (hereinafter defined) are collectively referred to as the `Debt.' The documents other than this Assignment, the Note or the Deed of Trust now or hereafter executed by Assignor and/or others and by or in favor of Assignee which wholly or partially secure or guarantee payment of the Debt are hereinafter referred to as the `Other Security Documents.'"


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4.      CONVERSION TO PERMANENT TERM. Upon satisfaction of each of the conditions precedent to this Agreement defined above, the term of the Note shall be deemed converted to the Permanent Term (as defined in the Note).

5. EFFECTIVE DATE. The effective date of this Agreement shall be the date all of the conditions precedent defined above have been met to Lender's satisfaction.

6. ASSUMPTION. Assuming Party hereby assumes and agrees to pay when due all sums now due and owing or which hereafter become due and owing under the Note and the other Loan Documents and shall hereafter faithfully perform all of Borrower's obligations under and be bound by all of the provisions of the Loan Documents as if Assuming Party were an original signatory thereto and the execution of this Agreement by Assuming Party shall be deemed its execution of the Note, Deed of Trust and other Loan Documents.

7. RELEASE OF BORROWER. The parties acknowledge that Borrower shall be released from liability under the Loan Documents upon satisfaction of each of the conditions precedent to this Agreement defined above. In partial consideration of such release, Borrower warrants to Lender that Borrower has no further interest in the Property or in any other real or personal property in which Lender has a security interest under any Loan Document.

8. TERMINATION OF CERTAIN EXISTING DOCUMENTS. Upon satisfaction of each of the conditions precedent to this Agreement defined above, (i) that certain Repayment Guaranty dated September 26, 2000, executed by WILLIAM
        P. TSCHANTZ, in his individual capacity and as Trustee of the Tschantz Family Trust dated November 30, 1993; JANET A. TSCHANTZ, an individual; ROBERT C. TSCHANTZ, an individual; ANGELA D. TSCHANTZ, an individual; EDMUND T. BANNING, in his individual capacity and as Co-Trustee of the Edmund and Laura Banning Trust dated April 27, 1988 (as amended from time to time, the "Banning Trust") and LAURA L. BANNING, in her individual capacity and as Co-Trustee of the Banning Trust, to, with, and for the benefit of WASHINGTON CAPITAL JOINT MASTER TRUST MORTGAGE INCOME FUND, and (ii) the Existing Environmental Indemnity Agreement, the Existing TILC Reserve Agreement and the Replacement Reserve Agreement shall be deemed terminated and of no further force or effect.

9. ASSIGNMENT. Borrower hereby irrevocably and unconditionally assigns to Assuming Party all of Borrower's right, title and interest in and to:

        9.1    The Property;

        9.2    The Loan Documents;

        9.3 All plans and specifications and contracts for construction of all or any part of the Improvements (as defined in the Loan Agreement);

        9.4 All contracts for architectural and engineering work for all or any part of the Improvements;


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        9.5    All reciprocal easement agreements, operating agreements, and declarations of conditions, covenants and restrictions related to the Property;

        9.6    All leases related to the Property; and

        9.7 All sums currently held by or for the benefit of Lender under the Existing TILC Reserve Agreement and the Existing Replacement Reserve Agreement.

Borrower represents and warrants to Lender that Borrower has obtained all consents to such assignments which are required by any agreement respecting any of the above.

Borrower and Assuming Party agree as follows, which agreement shall have no effect on the rights of Lender or on the duties and obligations owing by Borrower or Assuming Party with respect to Lender: Assuming Party indemnifies and agrees to hold Borrower harmless from and against all claims, liabilities, losses, damages, causes of action and expenses (including court costs and reasonable attorneys' fees) (collectively, "Claims") incurred in connection with any obligations under the Loan Documents where the basis for such Claims arises out of an act or omission of Assuming Party occurring on or after the date of this assignment. Assignor indemnifies and agrees to hold Assuming Party harmless from and against all Claims incurred in connection with any obligations under the Loan Documents where the basis for such Claims arises out of an act or omission of Borrower before the date of this assignment.

10. NO CONSENTS NECESSARY. Assuming Party and Borrower each hereby represent and warrant to Lender, each to the best of its respective knowledge, that: (i) no Default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents (as modified by this Agreement), and that all representations and warranties herein and in the other Loan Documents are true and correct as of the date hereof; and (ii) no consent to the transfer of the Property to Assuming Party is required under any agreement to which Borrower or Assuming Party is a party, including, without limitation, under any lease, construction agreement, operating agreement, deed of trust, mortgage or security instrument (other than the Loan Documents).

11. STATUS OF ASSUMING PARTY. Assuming Party represents and warrants to Lender that (i)) Assuming Party is not in default under any other loan of Assuming Party in favor of any other lender, and (ii) Assuming Party is not currently a debtor in any bankruptcy, reorganization, insolvency or similar proceeding.

12. WAIVER OF ACCELERATION. Lender hereby agrees that it shall not exercise its right to cause all sums secured by the Deed of Trust to become immediately due and payable because of the conveyance of the Property from Borrower to Assuming Party; provided, however, Lender reserves its right under the terms of the Deed of Trust to accelerate all principal and interest in the event of any subsequent sale, transfer, encumbrance or other conveyance of the Property.

13. KNOWLEDGE OF LOAN DOCUMENTS. Assuming Party warrants that Assuming Party has personal knowledge of all terms and conditions of the Loan Documents, and


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        further agrees that Lender has no obligation or duty to provide any information to Assuming Party regarding the terms and conditions of the Loan Documents. Assuming Party further understands and acknowledges that, except as expressly provided in a writing executed by Lender, Lender has not waived any right of Lender or obligation under the Loan Documents and Lender has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan.

14. HAZARDOUS MATERIALS; CCP SECTION 726.5; SECTION 736. Without in any way limiting any other provision of this Agreement, Assuming Party expressly reaffirms as of the date hereof, and continuing hereafter: (i) each and every representation and warranty in the Loan Documents respecting "Hazardous Materials"; and (ii) each and every covenant and indemnity in the Loan Documents respecting "Hazardous Materials". In addition, Assuming Party and Lender agree that: (i) this Section is intended as Lender's written request for information (and Assuming Party's response) concerning the environmental condition of the real property security under the terms of California Code of Civil Procedure Section 726.5; and
        (ii) each representation and/or covenant in this Agreement or any other Loan Document (together with any indemnity applicable to a breach of any such representation and/or covenant) with respect to the environmental condition of the real property security is intended by Lender and Assuming Party to be an "environmental provision" for purposes of California Code of Civil Procedure Section 736.

15. MULTIPLE PARTIES. If more than one person or entity has signed this Agreement as Assuming Party or Borrower, then all references in this Agreement to Assuming Party or Borrower shall mean each and all of the persons so signing, as applicable. The liability of all persons and entities signing shall be joint and several.

16. CONFIRMATION OF SECURITY INTEREST. Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Loan Document or the priority of any such lien, charge or encumbrance over any other liens, charges or encumbrances. All assignments and transfers by Borrower to Assuming Party are subject to any security interest(s) held by Lender.

17. INTEGRATION; INTERPRETATION. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations and shall not be modified except by written instrument executed by all parties.

18. SUCCESSORS AND ASSIGNS. Subject to all prohibitions against transfer contained in any Loan Document, this Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties.

19. ATTORNEYS' FEES; ENFORCEMENT. If any attorney is engaged by Lender to enforce or defend any provision of this Agreement, or as a consequence of any default under this Agreement, with or without the filing of any legal action or proceeding, Assuming Party shall pay to Lender, immediately upon demand, all attorneys' fees and all costs incurred by Lender in connection therewith, together with interest thereon from


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        the date of such demand until paid at the rate of interest applicable to the principal balance of the Note as specified therein.

20. MISCELLANEOUS. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, except to the extent preempted by federal law. Any term of this Agreement which is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable shall be deemed severed herefrom and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had not been a part hereof. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. Time is of the essence.

IN WITNESS THEREOF, Borrower, Assuming Party and Lender hereby execute this Agreement.

                              "LENDER"

                              BNY WESTERN TRUST COMPANY AS TRUSTEE FOR
                              WASHINGTON CAPITAL JOINT MASTER TRUST MORTGAGE INCOME FUND

                              By:     /s/ COLLEEN IWANO
                                      ----------------------------
                                      Colleen Iwano
                                      Its:  Senior Vice President

                              "BORROWER"

                              DIVERSIFIED EASTGATE VENTURE,
                              an Illinois general partnership

                              By:     Diversified Eastgate Pointe, LLC,
                                      a California limited liability company
                              Its:    General Partner

                                      By:    /s/ WILLIAM P. TSCHANTZ
                                             -------------------------
                                             William P. Tschantz
                                      Its:   Manager

                              By:     GFBP Partners, LLC., a California limited
                                      liability company
                              Its:    General Partner

                                      By:    /s/ WILLIAM P. TSCHANTZ
                                             -------------------------
                                             William P. Tschantz
                                      Its:   Manager


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                              "ASSUMING PARTY"

                              ILLUMINA, INC., a Delaware corporation

                              By:      /s/ TIMOTHY M. KISH
                                      --------------------------------
                                      Timothy M. Kish
                                      Its:  Vice President and Chief Financial
                                            Officer

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